Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Hong Kong Heyu Capital Limited and its subsidiaries. (the “Group”)

We consent to the inclusion in the foregoing Registration Statement on Form S-1 Amendment No.2 of our report dated July 13, 2015 relating to our audit of the consolidated balance sheet of Hong Kong Heyu Capital Limited and its subsidiaries. (the “Group”) as of December 31, 2014 and 2013 and the related consolidated statement of operations, change in stockholders' equity, and consolidated cash flows for the years then ended. Our report dated July 13, 2015, relating to the financial statements includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

We also consent to the reference to us under the caption “Experts” in the Registration Statement.

/s/ Anton & Chia, LLP

Newport Beach, California

October 6, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Xiamen Wujiaer Hotel Co., Ltd.

We consent to the inclusion in the foregoing Registration Statement on Form S-1 Amendment No.2 of our report dated February 9, 2015 relating to our audits of the balance sheets of Xiamen Wujiaer Hotel Co, Ltd. (the“Company”) as of December 31, 2012 and 2013, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended. Our report dated February 9, 2015, relating to the financial statements includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

We also consent to the reference to us under the caption “Experts” in the Registration Statement.

/s/ Anton & Chia, LLP

Newport Beach, California

October 6, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Heyu Leisure Holidays Corporation:

We consent to the inclusion in the foregoing Registration Statement on Form S-1 Amendment No.2 of our report dated March 26, 2015 relating to our audit of the balance sheet of Heyu Leisure Holidays Corporation (the “Company”) as of December 31, 2014, and the related statement of operations, stockholders' equity, and cash flows for the year ended December 31, 2014. Our report dated March 26, 2015, relating to the financial statements includes an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

We also consent to the reference to us under the caption “Experts” in the Registration Statement.

/s/ Anton & Chia, LLP

Newport Beach, California

October 6, 2015